Exhibit 10.26AU

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTY-THIRD AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fifty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  Upon execution by the parties, the effective date of this Amendment is March 29, 2021 (the “Amendment Effective Date”).

1.

Customer desires and CSG agrees to develop, deliver and maintain a tool that will allow Customer’s customer service representatives’ (“CSRs”) to provide Customer’s Connected Subscribers with delinquent accounts to select options, based on calculations of each such Connected Subscriber’s delinquency, to clear such delinquencies with specified installment payment plans that will include delinquency and current amounts owed to Customer by such Connected Subscribers.  As a result, upon execution of this Amendment the following change to the Agreement is hereby made:

a)	Schedule C, “Recurring Services,” shall be amended to add the following:

“Agent Collections Calculator (“ACC”). CSG will provide, make available, maintain and support an integrated account collections calculator with Customer-specified algorithms designed to provide pre-determined installment payment options for Customer-selected CSRs to offer to Connected Subscribers carrying delinquent balances.”

2.

As a further result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1, “CSG Services,” Subsection X, “Custom Implementation Services,” is amended to add a new subsection T, “Agent Collections Calculator,” as follows:

T.	Agent Collections Calculator (ACC)

Description	Frequency	Fee
1. Implementation and Set Up Fees (Note 1)	[********]	[*****]
2. Maintenance and Support Fees (Note 2)	[*******]	$[********]
3. Hosting Server Fees	[*******]	$[********]

Note 1: Implementation and set up for the Agent Collections Calculator shall be documented in that certain Statement of Work, “Develop and Deploy Agent Collections Calculator” (CSG document no. 34159) (the “ACC SOW”) to be executed by CSG and Customer.

Note 2: Maintenance and Support Fees will commence with the first invoice following completion of implementation of ACC, as defined in the ACC SOW and will be limited to [********** (**) ***** per *****] of production support.

Exhibit 10.26AU

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Design	Title: Chief Legal Officer
Name: Michael Ciszek	Name: Gregory Cannon
Date: Apr 22, 2021	Date: Apr 22, 2021